UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

At-The-Market (ATM) Offering Increase

On June 10, 2024, XTI Aerospace, Inc. (the “Company”) entered into Amendment No. 5 to the Equity Distribution Agreement (the “Amendment”) with Maxim Group LLC (“Maxim”) which amends the Equity Distribution Agreement, dated as of July 22, 2022 (the “Original Agreement”), between the Company and Maxim, as previously amended on June 13, 2023, December 29, 2023, May 28, 2024 and May 31, 2024 (as amended, the “Equity Distribution Agreement”), pursuant to which the aggregate gross sales amount was increased from approximately $33,800,000 to approximately $48,800,000.

Accordingly, pursuant to the Equity Distribution Agreement, the Company may, from time to time, sell shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), having an aggregate gross sales amount of up to approximately $48,800,000 through Maxim, as the Company’s sales agent. As of June 10, 2024, the Company has sold 5,446,456 shares of Common Stock with an aggregate offering price of approximately $33,800,000, leaving an aggregate offering price of up to approximately $15,000,000 in Common Stock remaining under the Equity Distribution Agreement, subject to the limitations required by General Instruction I.B.6 of Form S-3, if then applicable (the “Shares”).

In connection with the Amendment, on June 10, 2024, the Company filed a prospectus supplement reflecting the sale of an additional $4,700,000 of the Shares (the “Prospectus Supplement”). The Shares will be sold and issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-256827), which was filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2021, and declared effective on June 17, 2021 (the “Registration Statement”), a base prospectus dated as of June 17, 2021 included in the Registration Statement, the prospectus supplement relating to the offering dated July 22, 2022, supplements to the prospectus supplement dated April 18, 2023, June 13, 2023, May 28, 2024 and May 31, 2024 and the Prospectus Supplement (the base prospectus together with the prospectus supplements and the Prospectus Supplement, the “Prospectus”), and one or more additional prospectus supplements to the Prospectus.

Sales of the Shares through Maxim, if any, will be made by any method that is deemed an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the Nasdaq Capital Market, or any other existing trading market for the Company’s Common Stock or to or through a market marker. Maxim may also sell the Shares by any other method permitted by law, including in privately negotiated transactions. Maxim will also have the right, in its sole discretion, to purchase Shares from the Company as principal for its own account at a price and subject to the other terms and conditions agreed upon at the time of sale. Maxim will use its commercially reasonable efforts, consistent with its sales and trading practices, to solicit offers to purchase the Shares under the terms and subject to the condition set forth in the Equity Distribution Agreement. The Company will pay Maxim commissions, in cash, for its services in acting as agent in the sale of the Shares. In accordance with the Equity Distribution Agreement, Maxim will be entitled to compensation at a fixed commission rate of 3.0% of the gross proceeds of each sale of Shares. In addition, the Company has agreed to reimburse Maxim for its costs and out-of-pocket expenses incurred in connection with its services, including the fees and out-of-pocket expenses of its legal counsel.

The Company is not obligated to make any sales of the Shares under the Equity Distribution Agreement and no assurance can be given that the Company will sell any additional Shares under the Equity Distribution Agreement, or if the Company does, as to the price or amount of Shares that it will sell, or the dates on which any such sales will take place. The Equity Distribution Agreement will continue until the earliest of (i) December 31, 2024, (ii) the sale of Shares having an aggregate offering price of approximately $48,800,000, and (iii) the termination by either Maxim or the Company upon the provision of 15 days written notice or otherwise pursuant to the terms of the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2022, the previous amendments to the Original Agreement, which were each filed as Exhibit 10.1 to the Company’s Current Reports on Form 8-K filed with the SEC on June 13, 2023, January 3, 2024, May 29, 2024, and May 31, 2024, respectively, and the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

A copy of the opinion of Mitchell Silberberg & Knupp LLP with respect to the validity of the Shares that may be offered and sold pursuant to the Equity Distribution Agreement and covered by the Prospectus Supplement is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

On June 5, 2024, the Company entered into an exchange agreement with a holder of shares of the Company’s Series 9 Preferred Stock pursuant to which the Company and the holder agreed to exchange 1,000 shares of Series 9 Preferred Stock with an aggregate stated value of $1,050,000 (the “Preferred Shares”) for 1,141,924 shares of Common Stock (the “Preferred Exchange Shares”) at an effective price per share of $0.9195. The Company issued the Preferred Exchange Shares to the holder on June 6, 2024, at which time the Preferred Shares were cancelled. The Preferred Exchange Shares were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act, on the basis that (a) the Preferred Exchange Shares were issued in exchange for other outstanding securities of the Company; (b) there was no additional consideration delivered by the holder in connection with the exchange; and (c) there were no commissions or other remuneration paid by the Company in connection with the exchange.

On June 6, 2024, the Company entered into a consulting agreement with a third party consultant, which has a term until December 10, 2024, pursuant to which the Company issued 309,483 shares of restricted Common Stock to the consultant (the “First Consultant Shares”) in consideration for marketing and distribution services agreed to be rendered to the Company pursuant to the agreement.

On June 7, 2024, the Company entered into a consulting agreement with a separate third party consultant, which has a term of six months, pursuant to which the Company issued 120,000 shares of restricted Common Stock to the consultant (such shares together with the First Consultant Shares, the “Consultant Shares”) in consideration for business development consulting services agreed to be rendered to the Company pursuant to the agreement.

The Consultant Shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act because such issuances did not involve a public offering, the recipients took the securities for investment and not resale, the Company took appropriate measures to restrict transfer, and the recipients are sophisticated investors. The securities are subject to transfer restrictions, and the book-entry records evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

As of June 10, 2024, after taking into account the issuance of the Preferred Exchange Shares and the Consultant Shares, the Company has 18,255,228 shares of Common Stock outstanding.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Mitchell Silberberg & Knupp LLP.
10.1	Amendment No. 5 to Equity Distribution Agreement, dated as of June 10, 2024, by and between XTI Aerospace, Inc. and Maxim Group LLC.
23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: June 10, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

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